UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                           SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[ ]  Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]  Definitive Information Statement


                         GOLDENEYE CAPITAL GROUP, INC.
               (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

[X]   No fee required
[ ]   $125.00 per Exchange Act Rule 0-11(c)(1)(ii) or 14c-5(g) and 0-11
[ ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11


      1.    Title of each class of securities to which transaction applies:
      _________________________________________________________________

      2.    Aggregate number of securities to which transaction applies:
      _________________________________________________________________

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
      _________________________________________________________________

      4.    Proposed maximum aggregate value of transaction
      _________________________________________________________________

      5.    Total fee paid
      _________________________________________________________________


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.




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                         GOLDENEYE CAPITAL GROUP, INC
                                P.O. BOX 110310
                          NAPLES, FLORIDA 34108-0106

                             INFORMATION STATEMENT


WE ARE NOT ASKING YOU FOR A PROXY,
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished to the stockholders of Goldeneye Capital Group, Inc., (the "Company") in connection with the approval by a majority of the stockholders of an amendment (the "Amendment") to its Articles of Incorporation changing the name of the Company to "China Sports & Entertainment, Ltd."

We," "us," "our," and the "Company" refer to Goldeneye Capital Group, Inc., a Nevada corporation.

STATEMENTS REGARDING FORWARD LOOKING INFORMATION

This Information Statement and the documents incorporated in this document by reference contain forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 with respect to our financial condition, results of operations and business, and on the expected impact of the merger on the combined company's financial performance.
 Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates" and similar expressions identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements.

SUMMARY OF THE AMENDMENT

On June 28, 2005, the Board of Directors unanimously approved and ratified the Amendment, subject to the approval of the Company's stockholders. The record date established by the Board for purposes of determining the number of outstanding shares of voting stock entitled to vote on the Amendment was June 28, 2005 (the "Record Date"). On the Record Date, stockholders owning greater than a majority of the outstanding shares of Common Stock approved the Amendment by action taken without a meeting in accordance with Nevada law. No further vote of our stockholders is required.

When filed with the Nevada Secretary of State, the Amendment will change the name of the Company to "China Sports & Entertainment, Ltd."

GENERAL

The date on which this Information Statement was first sent to our stockholders is on or around July 11, 2005 (the "Mailing Date"). Inasmuch as we will have provided this Information Statement to our stockholders of record on the Mailing Date, no additional action will be undertaken pursuant to such written consent. Stockholders who did not consent to the Amendment are not entitled to dissenter's rights under Nevada law.

The Amendment will be effective no sooner than twenty (20) days after the Mailing Date.

This Information Statement has been prepared by our management, and the entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

QUESTIONS AND ANSWERS ABOUT THE AMENDMENT

Q.    Why did I receive this Information Statement?

A. Applicable laws require us to provide you information regarding the Amendment even though your vote is neither required nor requested for the Amendment to become effective.

Q.    What will I receive when the Amendment is effective?

A. The Amendment has already been approved, and you will not receive anything notifying you that the Amendment has become effective.

Q.    When do you expect the Amendment to become effective?

A. The Amendment will become effective upon the filing with the Nevada Secretary of State of an Amendment to our Certificate of Incorporation in the form attached hereto as Exhibit A. We expect to file the Amendment with the Nevada Secretary of State no less than 20 days after this Information Statement has been sent to you.

Q.    Why am I not being asked to vote?

A. The holders of a majority of the issued and outstanding shares of Common Stock have already approved the Amendment pursuant to a written consent in lieu of a meeting. Such approval, together with the approval of the Company's Board of Directors, is sufficient under Nevada law, and no further approval by our stockholders is required.

Q.    What do I need to do now?

A. Nothing. This Information Statement is purely for your information and does not require or request you to do anything.

Q.    Whom can I contact with questions?

A. If you have any questions about any of the actions to be taken by the Company, please contact the Company.


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                       ACTIONS BY THE BOARD OF DIRECTORS
                          AND CONSENTING SHAREHOLDERS

In accordance with Section 78.315 of the Nevada Revised Statutes, on June 28, 2005, our Board of Directors, believing it to be in the best interests of the
Company and its stockholders approved the Amendment.   In accordance with
Section 78.320 of the Nevada Revised Statutes, on June 28, 2005, the proposed Amendment was approved by shareholders holding more than a majority of the Company's issued and outstanding shares.

Background

On June 18, 2005, China Sports & Entertainment, Ltd., signed a letter of intent with Mid-Continental Securities Corp, a principal shareholder of the Company, pursuant to which Mid-Continental agreed to sell, or arrange for the sale of a total of 3,952,080 shares, or approximately 90% of the Company's issued and outstanding common stock to persons affiliated with China Sports &
Entertainment, Ltd.   The name change has been approved by the Board of
Directors in anticipation of the change of control under the stock purchase agreement.

Description of Amendment

The Amendment will result in the name of the Company being changed from
"Goldeneye Capital Group, Inc.," to  "China Sports & Entertainment, Ltd."   The
name change is reflected in the form of Amendment to Articles of Incorporation which is attached hereto as Exhibit A, and incorporated herein by reference.

Approval by Stockholders

Pursuant to Section 78.390 of the Nevada Revised Statutes, an amendment to the Company's Articles of Incorporation which changes its name must be approved by
a majority of our stockholders.   In order to obtain the required approval of
our stockholders, we could either convene a special meeting of the shareholders for the specific purpose of voting on the proposed Amendment, or we could obtain written consent from the holders of a majority of our issued and
outstanding voting securities.   In order to eliminate the costs and management
time involved in holding a special meeting, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our Common Stock. The elimination of the need for a special meeting of stockholders to approve the Amendment is made possible by Section 78.320 of the Nevada Revised Statutes, which provides that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if stockholders holding at least a majority of the voting power of the company execute a written consent approving such action. The Record Date for purposes of determining the number of outstanding shares of our common stock entitled to vote on the Amendment was June 28, 2005.

As of the Record Date, the Company had 4,391,200 shares of Common Stock issued and outstanding, all of which are fully paid and non-assessable. Holders of Common Stock have one vote per share on all matters submitted to a vote of stockholders. Stockholders do not have rights to cumulate their votes in the election of directors under the Company's Articles of Incorporation or applicable provisions of the Nevada Revised Statutes.

On June 28, 2005, stockholders holding 3,482,100 shares of Common Stock, or approximately 79% of the issued and outstanding shares of Common Stock, approved the Amendment. No further vote of our stockholders is required for the Company to effect the Amendment.

Pursuant to the rules and regulations promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), an Information Statement must be sent to the holders of voting stock who do not sign the written consent at least 20 days prior to the effective date of any corporate action taken or authorized pursuant to the consent of the Company's stockholders.

No Dissenter's or Appraisal Rights

Stockholders who did not consent to the Amendment are not entitled to the dissenter's or appraisal rights provided in Section 92A.380 of the Nevada Revised Statutes.

Effective Date

The Amendment will be effective no sooner than 20 days after the date this Information Statement is first mailed to our stockholders. The Company anticipates that the Amendment will be effective on approximately August 1, 2005.

      THE AMENDMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE AMENDMENT NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT.
       ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

      PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT AND ITS EFFECT AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENT AND THE BACKGROUND OF THIS TRANSACTION.


                           PRINCIPAL SHARE OWNERSHIP

      The Record Date for purposes of determining the shareholders entitled to approve the Amendment was June 28, 2005. As of the Record Date, the Company had a total of 4,391,200 shares of Common Stock issued and outstanding. The following table sets forth, as of the date of the Record Date, stock ownership of each executive officer and director of the Company, of all executive officers and directors of the Company as a group, and of each person known by the Company to be a beneficial owner of 5% or more of its Common Stock. Except as otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power as to such shares. No person listed below has any options, warrant or other right to acquire additional securities of the Company, except as may be otherwise noted.

Name and Address                               Number of Shares Beneficially Owned   Percent of Class

Gary Yankelowitz
645 5th Avenue, Suite 403
New York, NY 10022                                                         648,500          14.76%

Mid-Continental Securities Corp.
P.O. Box 11030
Naples, FL 34108-0106                                                    2,982,100          67.51%

Joseph Pioppi (1)
989 Chesapeake Bay Court
Naples, FL 34120                                                           100,000           2.27%

Frank Pioppi
4 Cliff Avenue
Winthrop, MA 02151                                                         300,000            6.8%

Dominick Pope (1)
P.O. Box 110310
Naples, FL 34108-0106                                                            0               0

Surinder Rametra (1)
P.O. Box 110310
Naples, FL 34108-0106                                                            0               0

All officers and directors as a group (3 in number)

(1) The person named is an officer, director, or both.



THE BOARD OF DIRECTORS

June 29, 2005

EXHIBIT A
Form of Amendment To the Certificate of Incorporation



             CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
                        For Nevada Profit Corporations
         (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)


The name of the corporation is Goldeneye Capital Group, Inc.

The Articles have been amended as follows:

The Articles of Incorporation have been amended as follows:

The name of this corporation shall be: CHINA SPORTS & ENTERTAINMENT, LTD.

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the Articles of Incorporation have voted in favor of the amendment is: ________

IN WITNESS WHEREOF, said corporation, Goldeneye Capital Group, Inc., has caused this certificate to be signed by _________________________, an Authorized Officer, this ___ day of _______, _____.


By: _________________________
      Authorized Officer


Title: _______________________


Name: ______________________
            (Print)





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